EXHIBIT 99

 For Further Information:

    United Financial Mortgage Corp.     Coffin Communications Group
    600 Enterprise Dr., Suite 206       15300 Ventura Boulevard, Suite 303
    Oak Brook, IL 60523                 Sherman Oaks, CA  91403
    (630) 571-7222                      (818) 789-0100
    (630) 571-2623 Fax                  (818) 789-1152 Fax
    Contact: Steve Khoshabe             Contact: William F. Coffin, CEO
             Chief Financial Officer      David Watson, VP Media Relations
             sk@ufmc.com                  David.Watson@coffincg.com

 FOR IMMEDIATE RELEASE:

            United Financial Mortgage Corp. Reports Record Results
                     for Fiscal Year Ended April 30, 2001

 Oak Brook, IL, July 31, 2001 -- United Financial Mortgage Corp. (CHX: 'UFM' or 'the Company') today announced record revenues and earnings for the fiscal year ended April 30, 2001.

 Revenues for the fiscal year ended April 30, 2001 were $14,941,675, compared to revenues of $10,896,324 for the year ended April 30, 2000. Net income for the year ended April 30, 2001 was $868,257 or $0.21 per share, which compared to net losses of $(81,758) or $(0.02) per diluted share for the fiscal year ended April 30, 2000.

 Company management attributed the improved results to a record rise in revenues stemming from an increase in new branch offices set against a background of a favorable interest rate environment.

 Joseph Khoshabe, President and CEO of United Financial Mortgage stated, "Our fiscal year 2001 has been a period of significant accomplishment for the Company. Revenues and loan volumes were at an all-time high, our internal expansion program is performing at or above expectations and we continue to strive toward improving our operating efficiency. These results reinforce our belief that our Company has earned a more favorable market valuation than its current trading levels reflect."

 Mr. Khoshabe then went on to state that the proposed acquisition of First Guaranty Financial Corporation, announced in March of this year, would not proceed as planned.

 About United Financial Mortgage

 United Financial Mortgage Corp. is a national mortgage banker principally engaged in originating retail and wholesale mortgages for single family residences of one to four units. The Company is headquartered in Oak Brook, Illinois and has regional offices in several other states. The Company's web site (www.ufmc.com) allows consumers to get information on the many different types of mortgage loans offered by the Company, calculate mortgage payments, and apply online for a mortgage.


 This press release may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.


                         -- FINANCIAL TABLES FOLLOW --

                       United Financial Mortgage Corp.
                               Balance Sheet
 =============================================================================

                                                 Year Ended       Year Ended
                                               April 30, 2000   April 30, 2001
                                                 -----------     ------------
 Assets
 Current Assets:
    Cash                                        $  3,606,156    $   5,493,723
    Loans Held for Sale                           31,641,309       53,096,619
    Accounts Receivable                              204,623          154,638
    Due from Employees                                12,401           21,873
    Deferred Tax Asset                                75,079           32,271
    U.S. Savings Bond                                  2,000                0
    Note Receivable                                  125,599           71,500
    Prepaid Expense                                  132,663          162,979
                                                 -----------     ------------
        Total Current Assets                    $ 35,799,830    $  59,033,603


 Furniture, Fixtures & Equipment:
    Cost                                        $    705,669    $     793,275
    Accumulated Depreciation                        (365,801)        (480,168)
                                                 -----------     ------------
    Total Furniture, Fixtures & Equipment       $    339,868    $     313,107


 Other Assets:
    Servicing Rights                            $    328,574    $     591,593
    Land Investments                                 234,507          126,000
    Security Deposits                                 23,417           43,954
    Investments                                       68,472          164,612
    Goodwill Net                                     123,562          114,409
                                                 -----------     ------------
        Total Other Assets                      $    778,532    $   1,040,568


               Total Assets                     $ 36,918,230    $  60,387,278
                                                 ===========     ============

             The accompanying notes are an integral part of this statement


                        United Financial Mortgage Corp.
                                Balance Sheet
 =============================================================================

                                                 Year Ended       Year Ended
                                               April 30, 2000   April 30, 2001
                                                 -----------     ------------
 Liabilities and Stockholders' Equity
 Current Liabilities:
    Accounts Payable                            $    254,793    $     511,372
    Leases Payable                                    14,093            8,086
    Accrued Expenses                                 519,659          687,758
    Taxes Payable                                          0           48,284
    Deferred Income Taxes                                  0          149,590
    Dividends Payable                                 38,500                0
    Escrow Payable                                    13,627           79,789
    Notes Payable - Current                       29,568,688       51,444,943
                                                 -----------     ------------
             Total Current Liabilities          $ 30,409,360    $  52,929,822

 Non-Current Notes Payable:
    Leases Payable                              $     13,341    $       5,254
    Deferred Income Tax                         $          0    $      22,098
                                                 -----------     ------------
             Total Non-Current Liabilitie       $     13,341    $      27,352

                      Total Liabilities           30,422,701       52,957,174

 Stockholders' Equity
    Common Shares, 20,000,000 Authorized, No
      Par Value, Shares Issued and Outstanding;
      3,900,029 at April 30, 2000 and 4,095,029
      at April 30, 2001.                        $  6,536,403    $   6,633,903
    Treasury Stock, 8,880 Shares at April 30,
      2000 and 35,080 Shares at April 30, 2001
      Recorded at Cost                               (25,465)         (56,647)
    Preferred Shares, 5,000,000 Authorized,
      No Par Value, Series A Redeemable Shares
      63 Issued and Outstanding April 30, 2000
      and April 30, 2001.                            315,000          315,000
    Retained Earnings                               (330,409)         537,848
                                                 -----------     ------------
             Total Stockholders' Equity         $  6,495,529    $   7,430,104


  Total Liabilities and Stockholders' Equity    $ 36,918,230    $  60,387,278
                                                 ===========     ============

             The accompanying notes are an integral part of this statement


                        United Financial Mortgage Corp.
                             Statement of Income
 =============================================================================

                                                 Year Ended       Year Ended
                                               April 30, 2000   April 30, 2001
                                                 -----------     ------------
 Revenues:
    Commissions and Fees                        $  9,051,395    $  12,308,475
    Interest Income                                1,824,603        2,563,961
    Other Income and Expense                          20,326           69,239
                                                 -----------     ------------
               Total Revenues                   $ 10,896,324    $  14,941,675



 Expenses:
    Salaries & Commissions                      $  6,408,302    $   8,288,585
    Selling & Administrative                       3,039,924        2,971,475
    Depreciation and Amortization                    127,414          131,038
    Interest Expense                               1,439,021        2,509,979
                                                 -----------     ------------
               Total Expenses                   $ 11,014,661    $  13,901,077



 Income (Loss) Before Income Taxes              $   (118,337)   $   1,040,598

       Income Tax Provision                           75,079          172,341

 Net Income (Loss)                                   (43,258)         868,257

       Less Dividends Paid on Preferred Stock        (38,500)               0
                                                 -----------     ------------
 Net Income (loss) Applicable to
   Common Shareholders                          $    (81,758)   $     868,257
                                                 ===========     ============


    Basic Net Income (loss) Per Share           $      (0.02)   $         .21
     Diluted Net Income Per Share               $      (0.02)   $         .20

     Shares used in computation of basic
       net income per share                        3,900,029        4,095,029
     Shares used in computation of diluted
       net income per share                        4,200,029        4,337,529


             The accompanying notes are an integral part of this statement

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